    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 25, 1998
                                       SECURITIES ACT REGISTRATION NO. 33-63562
                                       INVESTMENT COMPANY ACT FILE NO. 811-7760

      -------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-1A

                           -------------------------
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       (X)
                           PRE-EFFECTIVE AMENDMENT NO.                     ( )
                          POST-EFFECTIVE AMENDMENT NO. 6                   (X)
                                      AND/OR
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   (X)
                                  AMENDMENT NO. 8

                       KEELEY SMALL CAP VALUE FUND, INC.
             (Exact Name of Registrant as Specified in Charter)

                            401 South LaSalle Street
                                   Suite 1201
                            Chicago, Illinois 60605
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number including Area Code:  (312) 786-5050

                           --------------------------
                                             Copy to
John L. Keeley, Jr.                          Stephen E. Goodman
Keeley Asset Management Corp.                Schwartz & Freeman
401 South LaSalle Street                     401 North Michigan Avenue
Suite 1201                                   Suite 1900
Chicago, Illinois  60605                     Chicago, Illinois  60611
                  (Name and Address of Agents for Service)

       ------------------------------------------------------------------
It  is proposed that this filing will become effective (check appropriate box):
    [ ] immediately upon filing pursuant to paragraph (b)

    [ ] on (date) pursuant to paragraph (b)

    [ ] 60 days after filing pursuant to paragraph (a)(1)

    [X] on January 29, 1999 pursuant to paragraph (a)(1)

    [ ] 75 days after filing pursuant to paragraph (a)(2)

    [ ] on (date) pursuant to paragraph (a)(2) of rule 485

Pursuant to Rule 24f-2 of the Investment Company Act of 1940 and Securities Act of 1933 Registrant has elected to register an indefinite number of shares. Registrant intends to file the notice required by Rule 24f-2 with respect to its fiscal year ending September 30, 1998 on or before December 30, 1998 with the Securities and Exchange Commission.
       ------------------------------------------------------------------

KEELEY SMALL CAP VALUE FUND, INC.

Cross reference sheet pursuant to Rule 495(a) of Regulation C

Item                          Location or Caption
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                              PART A (PROSPECTUS)
-------------------------------------------------------------------------
1                             Front cover; Back cover
-------------------------------------------------------------------------
2                             The Fund - Investment Objective, Investment
                              Strategy and Policies, Performance
-------------------------------------------------------------------------
3                             The Fund - Expenses
-------------------------------------------------------------------------
4                             The Fund - Investment Objective, Investment
                              Strategy and Policies, Main Risks
-------------------------------------------------------------------------
5                             Contained in Annual Report to Shareholders
-------------------------------------------------------------------------
6                             The Fund - Management
-------------------------------------------------------------------------
7                             Your Investment - How Shares are Priced,
                              How to Buy, sell and exchange shares,
                              Distributions and taxes,
-------------------------------------------------------------------------
8                             Your Investment - How Shares are Priced,
                              How to Buy, sell and exchange shares,
                              Distributions and taxes
-------------------------------------------------------------------------
9                             Financial Highlights
-------------------------------------------------------------------------
                              PART B - STATEMENT OF ADDITIONAL
                              INFORMATION
-------------------------------------------------------------------------
10                            Cover Page; Table of Contents
-------------------------------------------------------------------------
11                            General Information and History
-------------------------------------------------------------------------
12                            General Information and History; Investment
                              Objective, Policy and Risks; Investment
                              Restrictions
-------------------------------------------------------------------------
13                            Management of the Fund
-------------------------------------------------------------------------
14                            Control Persons and Principal Holder of
                              Securities
-------------------------------------------------------------------------
15                            Investment Adviser; Administrative Services;
                              Custodian, Transfer Agent and Dividend
                              Disbursing Agent
-------------------------------------------------------------------------
16                            Portfolio Transactions and Brokerage
-------------------------------------------------------------------------
17                            General Information and History
-------------------------------------------------------------------------
18                            Net Asset Value, Purchaser and Redemptions
                              of Shares
-------------------------------------------------------------------------
19                            Taxation
-------------------------------------------------------------------------
20                            Distribution of Shares
-------------------------------------------------------------------------
21                            Performance Information
-------------------------------------------------------------------------
22                            Financial Statements and Reports
-------------------------------------------------------------------------
                              PART C - OTHER INFORMATION
-------------------------------------------------------------------------
23                            Exhibits
-------------------------------------------------------------------------
24                            Persons Controlled by or Under Common
-------------------------------------------------------------------------
                              Control with the Fund
-------------------------------------------------------------------------
25                            Indemnification
-------------------------------------------------------------------------
26                            Business and other connections of the
                              Investment Adviser
-------------------------------------------------------------------------
27                            Principal Underwriters
-------------------------------------------------------------------------
28                            Location of Accounts and Records
-------------------------------------------------------------------------
29                            Management Services
-------------------------------------------------------------------------
30                            Undertakings

                           KEELEY SMALL CAP VALUE FUND, INC.
                           A mutual fund investing in small market cap companies for capital appreciation

                           Prospectus
                           January 29, 1999

                           As with all mutual funds, the Securities and Exchange Commission hasn't judged this Fund's investment merit and has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


                           TO LEARN MORE ABOUT THE FUND

                           Ask for a free copy of the following:

                           STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI gives you more details on other aspects of the Fund. It's filed with the Securities and Exchange Commission (SEC) and by this reference is incorporated in this prospectus.

                           ANNUAL/SEMI-ANNUAL REPORT. These reports describe the Fund's performance, list its holdings, and discuss market conditions, economic trends and Fund strategies.

                           Here's how you can get this information without charge.

                           BY TELEPHONE
                           Call Toll Free 1-888-933-5391.

                           BY MAIL
                           Write to:       KEELEY Small Cap Value Fund, Inc.
                                           401 South LaSalle Street, Suite 1201
                                           Chicago, IL  60605

                           BY E-MAIL
                           Send your request to info@keeleyfunds.com

                           ON THE INTERNET
                           View online or download Fund prospectus and application at

                           KEELEY Website:   www.keeleyfunds.com
                           SEC's Website:    www.sec.gov

                           You can also get copies at the SEC Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for details. Or send your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

                           SEC file number 811-7760


                           CONTENTS

                           THE FUND
                           Investment objective..............................
                           Investment strategy and policies..................
                           Main risks........................................
                           Performance.......................................
                           Expenses..........................................
                           Financial highlights..............................
                           Management........................................

                           YOUR INVESTMENT
                           How shares are priced.............................
                           How to buy, sell, and exchange shares.............
                           Distributions and taxes...........................
                           Shareholder privileges
                                  Right of Accumulation......................
                                  Letter of Intent ..........................
                                  Automatic Investment Plan..................
                           Individual Retirement Accounts ...................

                           TO LEARN MORE ABOUT THE FUND..............Back cover

                           THE FUND

                           KEELEY SMALL CAP VALUE FUND

                           INVESTMENT OBJECTIVE
                           This Fund seeks capital appreciation by investing at least 65% of its total assets in companies with small market capitalization (less than $1 billion at the time of initial investment). Current dividend or interest income is not a factor when choosing securities.

                           The Fund may be suitable for the more aggressive section of an investor's portfolio. It's designed for people who want to grow their capital over the long term and who are comfortable with possible frequent short-term changes in the value of their investment. An investment in the Fund should not be considered a complete investment program.

                           INVESTMENT STRATEGY AND POLICIES
                           While many mutual funds look for undervalued stocks, the Fund takes a unique approach: we concentrate on companies going through major changes, including:

                           - corporate spin-offs (a tax-free distribution of a parent company's division to shareholders)

                           - financial restructuring, including acquisitions, recapitalizations and companies emerging from bankruptcy

                           - companies selling below actual or perceived book value.

                           We don't concentrate on any sector or industry. Each stock is judged on its potential for above-average capital appreciation, using a value approach that emphasizes:

                           -   equities with positive cash flow
                           -   low market capitalization-to-revenue ratio
                           - desirable EBITDA (earnings before interest, taxes, depreciation, and amortization)
                           -   motivated management
                           -   little attention from Wall Street

                           Research sources include company documents, subscription research services, select broker/dealers, and direct company contact.

                           It is our initial intention to typically hold securities for more than two years to allow the corporate restructuring process to yield results. But we may sell securities when a more attractive opportunity emerges; when a company becomes overweighted in the portfolio; or when operating difficulties or other circumstances make selling desirable.

                           The Fund will invest at least 65% of its total assets in common stocks and other equity type securities (including preferred stock, convertible debt securities, and warrants). However, in times of adverse equity markets, we may take temporary defensive positions in U.S. Treasury Bills and commercial paper of major U.S. corporations. This could reduce the benefit from an upswing in the market.

                           The investment strategy and policies are not fundamental; they may be changed without shareholder approval. You'll get advance notice if we change that policy. For more about the Fund's investment policies, see the SAI.

                           MAIN RISKS

                           The Fund is subject to the typical risks of equity investing, including the effects of interest rate fluctuations, investor psychology, and other factors. The value of your investment will increase or decrease so your shares may be worth more or less money than your original investment.

                           In addition, small cap investing presents more risk than investing in large cap or more established company securities. Small cap companies often have more limited resources and greater variation in operating results, leading to greater price volatility. Trading volumes may be lower, making such securities less liquid. The focus on corporate restructures means these securities are more likely than others to remain undervalued.

                           Other than company-specific problems, the factor most likely to hurt Fund performance would be a sharp increase in interest rates, which generally causes equity prices to fall.

PERFORMANCE

The first chart below shows annual total returns for the Fund. The second compares Fund performance with that of both the Russell 2000 Index, an unmanaged index made up of smaller capitalization issues and the S&P 500 Index, a broad market-weighted index dominated by blue-chip stocks. While these two charts give you some idea of the risks involved in investing in the Fund, please remember that past performance doesn't guarantee future results.

Chart/Table Information

Year-by-year total return as of 12/31 each year (%)

1993:     4.50%
1994:    (8.71)%
1995:    32.47%
1996:    25.99%
1997:    41.01%

Best Quarter:   Q3 '97:     21.56%
Worst Quarter:  Q4 '94:     (7.02)%

Average annual total return as of 12/31/97

                                            1 Year      3 Years            Inception (10/1/93)

                           Fund             34.67%      30.99%                  19.65%

                           Russell 2000     22.36%      22.34%                  15.49%

                           S&P 500          33.36%      31.15%                  22.12%


The Fund's year-to-date total return as of 9/30/98 was (10.94)%.

EXPENSES

The table below shows what fees and expenses you could face as a Fund shareholder. Keep in mind that future expenses may be higher or lower than those shown.


SHAREHOLDER TRANSACTION EXPENSES

    Maximum Sales Load on Purchases (as a percentage of offering price)(a)                                   4.50%
    Maximum Sales Load on Reinvested Dividends (as a percentage of offering price)                           None
    Deferred Sales Load (as a percentage of original purchase price or redemption proceeds as applicable)    None
    Redemption Fees (as a percentage of amount redeemed, as applicable)(b)                                   None
    Exchange Fees(b)                                                                                         None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
    Management Fees                                                                                          1.00%
    12b-1 Fees(c)                                                                                            0.25%
    Other Expenses                                                                                           0.77%
                                                                                                             ----
    Total Fund Operating Expenses(d)                                                                         2.02%
                                                                                                             ====

EXAMPLE

                                                   1 YEAR            3 YEARS           5 YEARS           10 YEARS
                                                   ------            -------           -------           --------
    You would pay the following
    expenses on a $10,000 investment,
    assuming (1) 5% annual return and
    (2) redemption at the end of each
    time period:                                    $646             $1,055            $1,489             $2,692



---------------------------------

(a) Sales charges are reduced for purchases of $50,000 or more. See "How shares are priced."
(b) The Fund's Transfer Agent charges a fee of $12 for each wire redemption and $5 for each telephone exchange. At the discretion of the adviser or transfer agent these fees may be waived.
(c) The Rule 12b-1 Fee is an annual fee paid by the Fund (and indirectly by shareholders). See "How Shares are Priced." Over time, long-term shareholders may pay more in distribution-related charges through the imposition of the Rule 12b-1 Fee than the economic equivalent of the maximum front-end sales charge applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. (the "NASD").
(d) The Adviser has agreed to waive a portion of its fee to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets exceed 2.50%.
    The Management Fee to be paid by the Fund is higher than that paid by many other investment companies. The Board of Directors believes that the Fund's Management Fee is appropriate in light of the Fund's investment objective and policies.

                            FINANCIAL HIGHLIGHTS

     The financial information for a Fund share outstanding during the periods specified in the following table has been derived from the financial records of the Fund which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon was unqualified. The table should be read in conjunction with the financial statements and related notes included in the Fund's Annual Report to Shareholders. In addition to financial statements, the Annual Report to Shareholders contains further information about performance of the Fund.



                                                                      YEAR ENDED             YEAR ENDED            YEAR ENDED
                                                                  SEPTEMBER 30, 1998     SEPTEMBER 30, 1997    SEPTEMBER 30, 1996
                                                                  ------------------     ------------------    ------------------
PER SHARE DATA (1)
NET ASSET VALUE, BEGINNING OF PERIOD                             $       21.48           $     14.52           $    12.52
                                                                 -------------           -----------           ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                                      (0.16)                (0.25)               (0.19)
Net realized and unrealized gains (losses) on investments                (2.00)                 7.77                 2.22
                                                                 -------------           -----------           ----------

TOTAL FROM INVESTMENT OPERATIONS                                         (2.16)                 7.52                 2.03
                                                                 -------------           -----------           ----------

LESS DISTRIBUTIONS:
Net realized gains                                                       (1.01)                (0.56)               (0.03)
                                                                 -------------           -----------           ----------

NET ASSET VALUE, END OF PERIOD                                   $       18.31           $     21.48           $    14.52
                                                                 =============           ===========           ==========

TOTAL RETURN (3)                                                        (10.50)%               53.51%               16.23%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000's)                             $      39,747           $    20,824           $   10,815
Ratio of expenses to average net assets                                   2.02%                 2.45%                2.50%
Ratio of net investment loss to average net assets                       (1.17)%               (1.66)%              (1.61)%
Ratio of expenses to average net assets (4)                               2.02%                 2.45%                2.94%
Ratio of net investment loss to average net assets (4)                   (1.17)%               (1.66)%              (2.05)%
Portfolio turnover rate                                                  33.40%                36.40%               52.43%



                                                                      YEAR ENDED             YEAR ENDED
                                                                  SEPTEMBER 30, 1995   SEPTEMBER 30, 1994 (2)
PER SHARE DATA (1)
NET ASSET VALUE, BEGINNING OF PERIOD                               $    10.26             $    10.00
                                                                   ----------             ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                                     (0.13)                 (0.06)
Net realized and unrealized gains (losses) on investments                2.39                   0.32
                                                                   ----------             ----------

TOTAL FROM INVESTMENT OPERATIONS                                         2.26                   0.26

LESS DISTRIBUTIONS:
Net realized gains                                                          -                      -
                                                                   ----------             ----------

NET ASSET VALUE, END OF PERIOD                                     $    12.52             $    10.26
                                                                   ==========             ==========

TOTAL RETURN (3)                                                        22.03%                  2.60%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000's)                               $    7,616             $    4,503
Ratio of expenses to average net assets                                  2.50%                  2.49%
Ratio of net investment loss to average net assets                      (1.46)%                (0.96)%
Ratio of expenses to average net assets (4)                              3.94%                  5.98%
Ratio of net investment loss to average net assets (4)                  (2.90)%                (4.45)%
Portfolio turnover rate                                                 70.59%                 63.20%

(1) Per share data is for a share outstanding throughout the period.
(2) The Fund commenced operations on October 1, 1993.
(3) The total return calculation does not reflect the 4.50% sales load imposed on the purchase of shares.
(4) During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

                           MANAGEMENT

                           Investment Adviser. The Fund's investment adviser is Keeley Asset Management Corp., 401 South LaSalle Street, Suite 1201, Chicago, IL 60605. The adviser supervises, administers and continuously reviews the Fund's investment program, following policies set by the Board of Directors. As of September 30, 1998, the adviser had more than $412 million in assets under management.

                           John L. Keeley, Jr., president and director of the Fund, is the adviser's sole shareholder. He has been president and primary investment manager for the adviser since its incorporation in 1981. He has also been primarily responsible for day-to-day management of the Fund's portfolio since its incorporation in 1993.

                           The Fund pays the adviser a monthly fee at an annual rate of 1.00% of average daily net assets. While this rate is higher than what most mutual funds pay, the directors consider it appropriate in light of the Fund's investment objectives and policies. The adviser will waive part of its fee or reimburse the Fund if its annual operating expenses exceed 2.50% of net assets. This limitation excludes taxes, interest charges, litigation and other extraordinary expenses, and brokerage commissions and other charges from buying and selling Fund securities.

                           Other service providers.
                           Administrator. Sunstone Financial Group, Inc. oversees the Fund's custodian and transfer agent; handles required tax returns and various filings; monitors Fund expenses and compliance issues; and generally administers the Fund.

                           Distributor. Keeley Investment Corp. is general distributor of the Fund's shares.

                           Custodian, transfer agent, and accounting services. Firstar Bank Milwaukee, N.A. provides for the safekeeping of the Fund's assets. Firstar Mutual Fund Services, LLC maintains shareholder records and disburses dividends and other distributions.

                           YOUR INVESTMENT

                           HOW SHARES ARE PRICED

                           The public offering price of Fund shares is the NET ASSET VALUE (the value of one share in the Fund) plus a SALES CHARGE based on the amount of your purchase.

                           Net asset value. Net asset value (NAV) is calculated by dividing the Fund's total assets, minus any liabilities, by the number of shares outstanding. It's determined daily Monday through Friday at 4 p.m. Eastern Time, except on these holidays:

                           New Year's Day              Independence Day
                           Martin Luther King Jr. Day  Labor Day
                           Presidents' Day             Thanksgiving Day
                           Good Friday                 Christmas Day
                           Memorial Day

                           The Fund isn't required to calculate NAV if none of its shares have been traded. The day's NAV will be used for all buy or sell orders received since the preceding computation.

                           Here's how the value of Fund assets is determined:

                           - A security listed on an exchange or quoted on a national market system is valued at the last sales price or, if it wasn't traded during the day, at the most recent bid price.

                           - Securities traded only on over-the-counter markets are valued at the last sales price on days when the security is traded; otherwise, they're valued at closing over-the-counter bid prices.

                           - If a security is traded on more than one exchange, it's valued at the last sales price on the exchange where it's principally traded.

                           -   Debt securities (other than short-term
                               obligations) in normal institutional-size trading units are valued by a service that uses electronic data processing methods, avoiding exclusive reliance on exchange or over-the-counter prices.

                           - Short-term obligations (debt securities purchased within 60 days of their stated maturity date) are valued at amortized cost, which approximates current value.

                           - Securities for which market quotes aren't readily available, and other Fund assets, are valued at their fair value as determined by the Board of Directors.

                           Sales charge. The chart below shows how the sales charge varies with the amount of your purchase.

                                 Sales Charge                                Dealer Reallowance
                                 as a Percentage of                          as a Percentage of
  Single Transaction Amount      Offering Price       Net Amount Invested    Offering Price
  -------------------------      ------------------   -------------------    ------------------
  Less than $50,000              4.50%                4.71%                  4.00%
  $50,000 - less than $100,000   4.00%                4.17%                  3.50%
  $100,000 - less than $250,000  3.00%                3.09%                  2.50%
  $250,000 - less than $500,000  2.50%                2.56%                  2.00%
  $500,000 and over              2.00%                2.04%                  1.50%

                           Various individuals and organizations who meet Fund requirements may buy shares at NAV - that is, without the sales charge. For a list of those who may qualify for fee waivers, plus a description of the requirements, see the SAI.

                           The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under this Plan, the fee is 0.25% per year of the Fund's Net Asset Value (calculated on a daily basis). Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                           See also "Right of Accumulation" and "Letter of Intent" under "Shareholder Privileges."

                           HOW TO BUY, SELL AND EXCHANGE SHARES

                           Buying shares. You can buy Fund shares directly from the distributor, Keeley Investment Corp., or from selected broker/dealers. To make direct purchases, see the chart below. If you invest through a third party, policies and fees may differ from those described here.

                           The minimum initial investment is $1,000 ($250 for IRAs and Automatic Investment Plan accounts), and the minimum for additional investments is $50 and is subject to change at any time.

                           Your order will be priced at the next NAV calculated after the Fund accepts your order. All purchases must be made in U.S. dollars and checks drawn on U.S. banks. We don't accept cash. If your check is returned for insufficient funds, you'll be charged a $25 fee as well as for any loss to the Fund.

                           While we don't issue stock certificates for shares purchased, you will receive a statement confirming your purchase.

                           WE RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER IF WE BELIEVE IT'S IN THE FUND'S BEST INTEREST TO DO SO.

                           By wire transfer
                           Opening an account

                           - Call the Fund's transfer agent at 1-888-933-5391 to get a Fund account number.

                           - Have your bank wire the amount you want to invest to:
                               Firstar Bank Milwaukee, N.A.
                               ABA routing number 075000022
                               Credit Firstar Mutual Fund Services, LLC, account 112952137 further credit KEELEY Small
                               Cap Value Fund, Inc.

                           Be sure to include your name, address, account number, and taxpayer ID or Social Security number. Your bank may charge a wire transfer fee.

                           - As soon as possible, mail a completed purchase application (included with this prospectus) to KEELEY Small Cap Value Fund, Inc., c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701.

                           Adding to your account
                           You can add to your account anytime in investments of $50 or more. Have your bank wire the amount as described above.

                           By mail
                           Opening an account

                           - Write a check or money order for the amount you want to invest, payable to KEELEY Small Cap Value Fund, Inc.

                           - Mail your payment with a completed purchase application (included with this prospectus) to the Fund's transfer agent:
                               KEELEY Small Cap Value Fund, Inc.
                               c/o Firstar Mutual Fund Services, LLC
                               P.O. Box 701
                               Milwaukee, WI 53201-0701.

                               For overnight delivery, use this address:
                               KEELEY Small Cap Value Fund, Inc.
                               c/o  Firstar Mutual Fund Services, LLC
                               615 E. Michigan Street, 3rd Floor
                               Milwaukee, WI  53202

                           If your check is returned by the bank for any reason, your account will be charged a $25 processing fee.

                           Adding to your account
                           You can add to your account anytime in investments of $50 or more. Mail your order as described above, including your name, address, and account number.

                           Automatically
                           Opening an account
                           Complete the Automatic Investment Plan section on the purchase application, or, after your account is established, complete an AIP application (available from the Fund).

                           Adding to your account
                           Each month the amount you specify is automatically withdrawn from your bank account and used to purchase Fund shares.

                           The Fund charges no service fee for the AIP. If the designated amount isn't available in your account, however, you'll be charged $25.

                           See also "Automatic Investment Plan" under
                           "Shareholder Privileges."

                           Selling shares. You can redeem your shares in the Fund anytime at no charge, by mail or telephone.

                           If your account is with the distributor or a selected broker/dealer, you can give your request to that firm. If shares are held in a broker's street name, the redemption must be made through the broker. The broker/dealer is responsible for placing your request and may charge you a fee.

                           Otherwise, here's how to sell your shares:

                           By mail
                           Send the transfer agent a written redemption request in proper order, including:

                           -   your account name and number
                           - the number of shares or dollar amount to be redeemed
                           - the signature of each registered owner, exactly as the shares are registered
                           - documentation required from corporations, executors, administrators, trustees, guardians, agents, and attorneys-in-fact

                           Mail to:
                           KEELEY Small Cap Value Fund, Inc.
                           c/o  Firstar Mutual Fund Services, LLC
                           P.O. Box 701
                           Milwaukee, WI  53201-0701

                           For overnight delivery, use this address:
                           KEELEY Small Cap Value Fund, Inc.
                           c/o  Firstar Mutual Fund Services, LLC
                           615 E. Michigan Street, 3rd Floor
                           Milwaukee, WI  53202

                           Signature guarantees. If you request a direct redemption of more than $25,000, or you want the proceeds sent to a location other than the address of record, or the request comes within 15 days of an address change, we require signature guarantees. These guarantees may seem inconvenient, but they're intended to protect you against fraud. The guarantor pledges your signature is genuine and, unlike a notary public, is financially responsible if it's not.

                           Eligible guarantors include qualified

                           -   Banks, credit unions and savings associations
                           -   Broker/dealers
                           -   National securities exchanges
                           -   Registered securities associations
                           -   Clearing agencies

                           A notary public is not acceptable.

                           By phone
                           To redeem shares by phone, call the transfer agent at 1-888-933-5391. The Fund follows procedures to confirm that telephone instructions are genuine and sends payment only to the address of record or the designated bank account. We aren't liable for following telephone instructions reasonably believed to be genuine.

                           If you don't want telephone transaction privileges, check the box on the purchase application.

                           Payment. When you sell your shares, the amount of money you receive is based on the NAV next calculated after your request is received. This amount may be more or less than what you paid for the shares.

                           We'll mail payment within five days of the transfer agent's receiving your redemption request in proper order. You can also ask to have redemption proceeds wired to you. The transfer agent charges a $12 wire fee.

                           The Fund won't send redemption proceeds until checks for the purchase of the shares have cleared - up to 15 days.

                           We may suspend redemptions if the New York Stock Exchange closes or for other emergencies. See the SAI for details.

                           Small accounts. If the value of your account falls below $250, we reserve the right to redeem your shares and send you the proceeds. Currently, however, the Fund's practice is to maintain small accounts instead of closing them out. If we change that policy, you'll get advance notice.

                           Exchanging shares
                           You can exchange some or all of your Fund shares for Firstar Money Market Fund shares. The minimum exchange amount is $250, and there's a maximum of four exchanges over twelve months. The exchange must be between identically registered accounts.

                           Fund shares will be redeemed at the next determined NAV after your request is received, and Firstar Money Market shares will be purchased at the per share NAV next determined at or after redemption.

                           You can also move your exchanged shares, plus any Firstar Money Market Fund shares purchased with reinvested dividends, back into the Fund with no sales charge (as long as your investment remained continuously in the Firstar Money Market Fund between withdrawal and reinvestment).

                           Your exchange is subject to the terms of the Firstar Money Market Fund. Ask us for a copy of their prospectus, and read it carefully before investing.

                           Exchanges can be requested by mail or telephone (unless you refuse telephone transaction privileges on your purchase application). There is a $5 fee for telephone exchanges. The Fund follows procedures to confirm that telephone instructions are genuine. We aren't liable for following telephone instructions reasonably believed to be genuine.

                           We reserve the right to change or eliminate the exchange privilege. If we change that privilege, you'll get advance notice.

                           An exchange is a taxable event for federal tax purposes; you may realize a capital gain or loss. Be sure to check with your tax adviser before making an exchange.

                           DISTRIBUTIONS AND TAXES

                           The Fund distributes its net investment income and realized capital gains, if any, to shareholders at least once a year. Your dividends and capital gains will be invested in additional Fund shares unless you write the transfer agent to request otherwise. There's no sales charge on reinvestments.

                           If your mailed distribution check can't be delivered by the U.S. Postal Service, or it remains outstanding for at least six months, we reserve the right to reinvest the distribution amount at the current NAV until you give us other instructions.

                           Dividends and distributions, in the form of cash or additional shares, are generally taxable. You'll receive an annual statement showing which of your Fund distributions are taxable as ordinary income and which are capital gains. It's important you consult with your tax adviser on federal, state and local tax consequences.

                           SHAREHOLDER PRIVILEGES

                           Right of Accumulation (ROA). Once you've purchased shares in the Fund, you can qualify for a discount on the sales charge. When you purchase additional shares at the public offering price, you'll pay the sales charge corresponding to the total of your current purchase plus either the value of shares you already own, or their original cost--whichever is greater. (Remember, sales charges go down as the amount of the transaction increases.) To receive this discount, you must notify the Fund in writing of your purchases when you make your current purchase. For this purpose, you and your husband or wife can combine your purchases.

                           Letter of Intent (LOI). If you buy more than $50,000 in shares at one time, your sales charge is lower than 4 1/2%. There is a table on page XX which shows the reductions. If you expect to purchase $50,000 or more of Fund shares over a period of time (up to 13 months), you can get the same reduced sales charge as you would if you bought all the shares at once. You do this by signing an LOI. In the LOI, you fill in the dollar amount of the shares you will buy in the next 13 months, and the sales charge is based on that amount. Some of your shares are held by the transfer agent. If you don't buy all the shares in the LOI, and your sales charge should have been higher based on what you actually bought, some of the shares held by the transfer agent will be redeemed to pay the difference in the sales charge. If you are interested in signing an LOI, ask Firstar Mutual Fund Services or the Fund for the forms.

                           Automatic Investment Plan. Buy shares automatically each month, by having $50 or more withdrawn from your bank account and invested in the Fund. The minimum to open an AIP account is $250. There's no service fee for this account. If the designated amount is not available in your bank account, however, there is a $25 fee. To establish the AIP, complete the appropriate section of the purchase application or, if your account is established, ask us for an AIP application.

                           THE FUND RESERVES THE RIGHT TO MODIFY OR ELIMINATE THESE PRIVILEGES WITH AT LEAST 30 DAYS NOTICE.

                           INDIVIDUAL RETIREMENT ACCOUNTS

                           The Fund offers a variety of retirement plans that may help you shelter part of your income from taxes. For complete information, including applications, call 1-888-933-5391.

                      This page intentionally left blank.

STATEMENT OF ADDITIONAL INFORMATION
January 29, 1999

KEELEY SMALL CAP VALUE FUND, INC.                 401 SOUTH LASALLE STREET
                                                  SUITE 1201
                                                  CHICAGO, ILLINOIS  60605
                                                  312-786-5050
                                                  888-933-5391



         This Statement of Additional Information is not a prospectus, but provides expanded and supplemental information contained in the current prospectus of KEELEY Small Cap Value Fund, Inc. (the "Fund") dated January 29, 1999 and should be read in conjunction with the Fund's Prospectus and any additional supplements to the Prospectus and the Fund's financial statements. Investors should note, however, that a Statement of Additional Information is not itself a prospectus and should be read carefully in conjunction with the Fund's Prospectus and retained for future reference. A copy of the Prospectus and Annual/Semi-Annual Report to Shareholders may be obtained free of charge from the Fund at the address and telephone number listed above.

                                TABLE OF CONTENTS

                                                                       Page
Introduction                                                              3
General Information and History                                           3
Investment Objective, Policies, and Risk Considerations                   3
         Investment Objective                                             3
         Investment Policies and Risk Considerations                      4
Investment Restrictions                                                   6
Performance Information                                                   6
         Portfolio Turnover                                               8
         Cumulative Total Return                                          9
         Average Annual Total Return                                      9
Management of the Fund                                                   10
         General                                                         10
         Directors and Officers                                          10
Control Persons and Principal Holders of Securities                      12
Investment Adviser                                                       12
Administrative Services                                                  13
Custodian, Transfer Agent and Dividend Disbursing Agent                  14
         Custodian                                                       14
         Transfer Agent and Dividend Disbursing Agent                    14
Net Asset Value                                                          15
Purchases and Redemptions of Shares                                      15
Sales at Net Asset Value                                                 15
Exchange Privilege                                                       16
Taxation                                                                 16
Distribution of Shares                                                   17
Rule 12b-1 Distribution Plan                                             17
Portfolio Transactions and Brokerage                                     19
         Portfolio Transactions                                          19
         Brokerage                                                       19
Additional Information                                                   21
         Shareholder Meetings                                            21
         Removal of Directors by Shareholders                            21
Independent Accountants                                                  22
Financial Statements and Reports                                         22
Appendix A:  Description of Bond Ratings                         Appendix A

                                  INTRODUCTION

         This Statement of Additional Information is designed to elaborate upon the discussion of certain securities and investment techniques which are described in the Prospectus. The more detailed information contained in this document is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Fund's securities and investment techniques. Captions and defined terms in the Statement of Additional Information generally correspond to like captions and terms in the Prospectus.

         No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information or the Prospectus dated January 29, 1999, and, if given or made, such information or representations may not be relied upon as having been authorized by the Fund. This Statement of Additional Information does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made. The delivery of the Statement of Additional Information at any time shall not imply that there has been no change in the affairs of the Fund since the date hereof.

                         GENERAL INFORMATION AND HISTORY

         The Fund is an open-end diversified management investment company, as defined under the Investment Company Act of 1940. It was incorporated in Maryland on May 17, 1993, registered under the Investment Company Act of 1940 (the "1940 Act") on July 27, 1993 and commenced operations on October 1, 1993. The Fund has an authorized capital of 10,000,000 shares of $0.01 par value common stock. There is no other class of securities authorized or outstanding. All shares have equal voting and liquidation rights, and each share is entitled to one vote on any matters which are presented to shareholders.

             INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS

INVESTMENT OBJECTIVE

         The Fund's investment objective is to seek capital appreciation by following a strategy of investing in securities which the Adviser believes to have above-average potential for capital appreciation. The Adviser does not consider current dividend or interest income as a factor in the selection of Fund portfolio securities. The Fund's investment objective may not be changed by the Board of Directors without shareholder approval.

         The Fund seeks to achieve this objective by investing primarily in companies which have a relatively small market capitalization, less that $1 billion at time of initial investment. Under normal market conditions, the Fund will have at least 65% of its total assets invested in common stocks and other equity-type securities of such companies. Other equity-type securities include preferred stock, convertible debt securities and warrants. Within this group of companies, the Fund will emphasize two basic categories. The first category is companies involved in various types of corporate reorganizations, such as spin-offs, recapitalizations, and companies emerging from bankruptcy. From time to time, the Fund may invest a significant portion of its net assets in this first category. The second category is companies that are trading at prices at or below actual or perceived book value and companies that are undergoing substantial changes, such as significant changes in markets or technologies, management and financial structure. The Adviser believes that this strategy allows the Fund to purchase equity shares at relatively favorable market prices.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

DEBT SECURITIES

         The Fund may invest in debt securities, including debt securities that are not rated or are rated below investment grade, commonly referred to as "junk bonds" by the recognized rating agencies (i.e., Baa or higher by Moody's Investor Services, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P"). However, the Fund will not invest in or hold more than 5% of its net assets in debt securities other than U.S. Treasury bills and notes, short-term corporate fixed income securities, including master demand notes (rated Aa or higher by Moody's or AA or higher by S&P, or unrated but determined by the Adviser to be of comparable quality).

         Securities rated Baa or BBB are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

         To the extent the Fund invests in lower-rated debt securities, achievement by the Fund of its investment objective will be more dependent on the Adviser's credit analysis than would be the case if the Fund were investing in higher-quality debt securities. Since the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, the Adviser employs its own credit research and analysis. These analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capability, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

         Medium-and lower-quality debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling this type of security. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

         A description of the ratings used by Moody's and S&P is included as Appendix A to this Statement of Additional Information.

FOREIGN SECURITIES

         The Fund may invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers.

         To the extent positions in portfolio securities are denominated in foreign currencies, the Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.

         Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protection applicable to foreign subcustodial arrangements.

         Although the Fund intends to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

UNSEASONED ISSUERS

         The Fund may invest up to 5% of its net assets in the securities of unseasoned issuers, that is, issuers that, together with predecessors, have been in operation less than three years. The Adviser believes that investment in securities of unseasoned issuers may provide opportunities for long-term capital growth, although the risks of investing in such securities are greater than with common stock of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources.

ILLIQUID SECURITIES

         The Fund may invest up to 5% of its net assets in securities for which there is no ready market ("illiquid securities"), including any securities that are not readily marketable either because they are restricted securities or for other reasons. Restricted securities are securities that have not been registered under the Securities Act of 1933 and are thus subject to restrictions on resale. Under the supervision of the Board of Directors, the Adviser determines the liquidity of the Fund's investments. Securities that may be sold pursuant to Rule 144A under the Securities Act may be considered liquid by the Adviser. A position in restricted securities might adversely affect the liquidity and marketability of a portion of the Fund's portfolio, and the Fund might not be able to dispose of its holdings in such securities promptly or at reasonable prices. In those instances where the Fund is required to have restricted securities held by it registered prior to sale by the Fund and the Fund does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of securities would be reduced by the registration costs and underwriting discounts.

                             INVESTMENT RESTRICTIONS

         The Fund has adopted certain investment restrictions. Unless otherwise noted, whenever an investment restriction states a maximum percentage of the Fund's assets that may be invested in any security or other asset, such percentage restriction will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, total assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment limitations.

         The Fund has adopted the following fundamental investment restrictions, which cannot be changed without the approval of the holders of the lesser of (i) 67% of the Fund's shares present or represented at a shareholders' meeting at which the holders of more than 50% of such shares are present or represented; or
(ii) more than 50% of the outstanding shares of the Fund:

         1. With respect to 75% of the Fund's net assets, the Fund will not invest more than 5% of such net assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations.

         2. With respect to 75% of the Fund's net assets, the Fund will not acquire securities of any one issuer which at the time of investment represent more than 10% of the voting securities of the issuer.

         3. The Fund will not act as an underwriter or distributor of securities other than its own capital stock, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale.

         4. The Fund will not lend money, but this restriction shall not prevent the Fund from investing in (i) a portion of an issue of debt securities or (ii) repurchase agreements.

         5. The Fund will not purchase or sell real estate, interests in real estate or real estate limited partnerships, although it may invest in marketable securities of issuers that invest in real estate or interests in real estate.

         6. The Fund will not pledge any of its assets, except to secure indebtedness permitted by the Fund's investment restrictions.

         7. The Fund will not concentrate its investments by investing 25% or more of the value of the Fund's total assets taken at market value at the time of the investment (other than U. S. Government securities) in companies of any one industry.

         8. The Fund will not purchase and sell commodities or commodity contracts except that it may enter into forward contracts to hedge securities transactions made in foreign currencies. This limitation does not apply to financial instrument futures and options on such futures.

         9. The Fund will not borrow, except that the Fund may borrow from banks as a temporary measure amounts up to 10% of its total assets, provided (i) that the total of reverse repurchase agreements and such borrowings will not exceed 10% of the Fund's total assets and (ii) the Fund will not purchase securities when its borrowings (including reverse repurchase agreements) exceed 5% of total assets. The Fund does not currently intend to enter into reverse repurchase agreements.

         10. The Fund will not issue senior securities, except for reverse repurchase agreements and borrowings as permitted by the Fund's other investment restrictions.

         In addition to the fundamental restrictions listed above, the Fund has adopted the following restrictions that may be changed by the Board of Directors without shareholder approval:

         1. The Fund will not invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in marketable securities of issuers engaged in oil, gas or mineral exploration.

         2. The Fund will not purchase or hold securities of an issuer if all of the officers and Directors of the Fund and its Adviser who individually own beneficially more than one-half of 1% of the securities of such issuer collectively own beneficially more than 5% of such securities.

         3. The Fund will not invest more than 5% of its net assets (valued at the time of investment) in securities of issuers with less than three years' operation (including predecessors).

         4. The Fund will not invest more than 5% of its net assets in securities for which there is no ready market (including restricted securities and repurchase agreements maturing in more than seven days).

         5. The Fund will not participate in a joint trading account, purchase securities on margin (other than short-term credits as necessary for the clearance of purchases and sales of securities) or sell securities short (unless the Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable without payment of further consideration into an equal amount of such securities). The Fund does not currently intend to sell securities short even under the conditions described in Investment Restrictions.

         6. The Fund will not invest for the purpose of exercising control or management of any company.

         7. The Fund will not invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American stock exchanges, nor more than 5% of its net assets in warrants. Warrants acquired by the Fund in units or attached to securities are not subject to this restriction.

         8. The Fund will not acquire securities of other investment companies except (i) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and (ii) where the acquisition results from a dividend or a merger, consolidation or other reorganization. In addition to this investment restriction, the 1940 Act provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at time of investment) in all investment company securities purchased by the Fund.

         9. The Fund will not invest in, or write, options, puts, calls, straddles or spreads.

         10. The Fund will not invest more than 5% of its net assets in foreign securities.

         11. The Fund will not invest more than 5% of its net assets in forward contracts, financial instrument futures and options on such futures.

         The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of shares of the Fund in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                             PERFORMANCE INFORMATION

PORTFOLIO TURNOVER

         The Fund calculates portfolio turnover rate by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the Fund during the fiscal year. A 100% portfolio turnover rate would occur, for example, if all of the portfolio securities (other than short term securities) were replaced once during the fiscal year. The portfolio turnover rate will vary from year to year, depending on market conditions. Increased portfolio turnover may result in greater brokerage commissions. For the fiscal year ending September 30, 1998, the Fund's portfolio turnover rate was 33.40%.

CUMULATIVE TOTAL RETURN

         Cumulative Total Return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               CTR =        ERV - P
                                            ----------     *  100
                                                 P

         Where:    CTR  = Cumulative total return;

                   ERV  = ending redeemable value at the end of the period
                          of a hypothetical $1,000 payment made at the beginning of such period; and,

                   P    = initial payment of $1,000.

This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.

     The cumulative total return for the year ended September 30, 1998 was (14.51)%.

AVERAGE ANNUAL TOTAL RETURN

         Average annual total return is the average annual compounded rate of change in value represented by the total return for the period.

Average annual total return is computed as follows:

                                              1/N
                                        ERV
                                T = (--------)         -1
                                         P

         Where: P = the amount of an assumed initial investment in Fund shares T = average annual total return
                  N = number of years from initial investment to the end of the period
                  ERV = ending redeemable value of shares held at the end of the period

         The Fund imposes a maximum 4.50% sales charge and pays distribution expenses equal to 0.25% of net assets. Income taxes payable by shareholders are not taken into account. The Fund's performance is a result of conditions in the securities market, portfolio management, and operating expenses. Although information such as that described above may be useful in reviewing the Fund's past performance and in providing some basis for comparison with other investment alternatives, it is not necessarily indicative of future performance and should not be used for comparison with other investments using different reinvestment assumptions or time periods.

         After deduction of initial sales charge, the Fund's average annual total return for the one year ended September 30, 1998 was (14.51)%. Because the Fund commenced operations on October 1, 1993, no ten-year period average annual total return figures are reported. As of September 30, 1998, the life of the Fund average annual total return and the five year average annual total return cover the same period. For the five years ended September 30, 1998, the average annual return was 13.81%.

                      COMPARATIVE PERFORMANCE INFORMATION

         The Fund may from time to time include figures indicating the Fund's cumulative total return or average annual total return in advertisements or reports to shareholders or prospective investors. Average annual total return and cumulative total return figures represent the increase (or decrease) in the value of an investment in the Fund over a specified period. Both calculations assume that all income dividends and capital gain distributions during the period are reinvested at net asset value in additional Fund shares. Quotations of the average annual total return may reflect the deduction of the maximum sales charge and a proportional share of Fund expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the Fund over a period of one, five, or ten years ending on the most recent calendar quarter (but not for a period greater than the life of the Fund). Quotations of cumulative total return, which are not annualized, represent historical earnings and asset value fluctuations. Cumulative total return figures used in advertisements or sales literature will not usually reflect the deduction of the maximum sales charges which, if deducted, would reduce the Fund's total return. Average annual total returns and cumulative total returns are based on past performance which is not a guarantee of future results. Performance information for the Fund may be compared in reports and promotional literature to: (a) the S&P 500, the Russell 2000, the Value Line Index, the Dow Jones Industrial Average, New York Stock Exchange Composite Index, the Nasdaq Composite Index or other appropriate unmanaged indices of performance of various types of investments, so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of securities markets in general; (b) other groups of mutual funds tracked by Lipper Analytical Services, Inc., Morningstar, Inc., Value Line Publishing, Inc., Micropal Data, Inc. or CDA Investment Technologies, Inc.; and (c) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objective and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of the Fund's future performance.



                             MANAGEMENT OF THE FUND

GENERAL

         The Fund's Board of Directors oversees and reviews the Fund's management, administrator and other companies who provide services to the Fund to ensure compliance with investment policies. Fund officers and the administrator are responsible for day-to-day operations. The Adviser is responsible for investment management under the Investment Advisory Agreement.

DIRECTORS AND OFFICERS

         The Directors and officers of the Fund and their principal business activities during the past five years are:

                                       Positions Held                     Principal Occupations
Name and Address                       with Fund                          And Other Affiliations
----------------                       ---------                          ----------------------
John L. Keeley, Jr.(1)                 Director and President             Director, President and Treasurer of
401 South LaSalle Street                                                  Keeley Asset Management Corp. and of
Suite 1201                                                                Keeley Investment Corp.
Chicago, Illinois  60605

Michael J. O'Brien(3)                  Director                           President, O'Brien Bros. Trading Co.
875 N. Dearborn #22A                                                      (Commodities Trading), Registered
Chicago, Illinois  60610                                                  Commodity Trading Advisor and Commodity
                                                                          Pool Operator

John F. Lesch(2)(3)                    Director                           Attorney, Nisen & Elliott, a partnership
200 West Adams Street
Suite 2500
Chicago, Illinois  60606

John G. Kyle(3)                        Director                           Owner and operator, Shell Oil Service
10 Skokie Highway                                                         Stations and Gasoline Distributor
Highland Park, Illinois  60035

Elwood P. Walmsley(3)                  Director                           Director of Sales, Miles Laboratories
166 East Hillside Road
Barrington, Illinois  60010

Mark Zahorik                           Vice President                     Vice President, Keeley Asset Management
401 South LaSalle Street                                                  Corp. and Keeley Investment Corp.
Suite 1201
Chicago, Illinois  60605

Mary A. Ferrari                        Secretary                          Corporate Secretary, Keeley Asset
401 South LaSalle Street                                                  Management Corp. and Keeley Investment
Suite 1201                                                                Corp. since 1992
Chicago, Illinois  60605

Emily Viehweg                          Treasurer                          Assistant Treasurer, Keeley Asset
401 South LaSalle Street                                                  Management Corp. and Keeley Investment Corp. since 1994;
Suite 1201                                                                Prior thereto, Portfolio Assistant at
Chicago, Illinois 60605                                                   Lincoln Capital Management Corp. of Chicago

--------------------------
      (1) John L. Keeley, Jr., is an "interested person" of the Fund as defined in the 1940 Act.

      (2) Mr. Lesch has performed legal services (principally related to Federal income tax matters) for Mr. Keeley on an individual basis, unrelated to the business of Keeley Asset Management Corp. or Keeley Investment Corp. Fees paid by Mr. Keeley to Mr. Lesch were approximately $10,700 for the last three years.

      (3) Mr. O'Brien, Mr. Lesch, Mr. Kyle and Mr. Walmsley maintain brokerage accounts with Keeley Investment Corp., the Fund's principal underwriter.

         At September 30, 1998, the Directors and officers owned 284,496 shares, representing 13.11% of the outstanding shares of the Fund.

         The officers are "interested persons" of the Fund and are also officers of Keeley Asset Management Corp., Keeley Investment Corp. or its Affiliates, and receive compensation from those companies. They do not receive any compensation from the Fund. Each "non-interested" Fund Director receives $500 for each meeting which he attends. Regular Board meetings are held quarterly. For the fiscal year ended September 30, 1998, the Fund paid Directors' fees of $7,500.

         The table below shows the compensation which the Fund paid to each of its Directors for the fiscal year ended September 30, 1998:


                              Aggregate                Pension or Retirement      Estimated Annual   Total Compensation
Name of Person,               Compensation             Benefits Accrued As Part   Benefits Upon      From Fund Paid to
Position                      From Fund                of Fund Expenses           Retirement         Directors
-----------------------------------------------------------------------------------------------------------------------
John L. Keeley, Jr.,                 $0                         $0                    $0                   $0
Director

Michael J. O'Brien,              $1,500                         $0                    $0               $1,500
Director

John F. Lesch,                   $2,000                         $0                    $0               $2,000
Director

John G. Kyle,                    $2,000                         $0                    $0               $2,000
Director


Elwood P. Walmsley,              $2,000                         $0                    $0               $2,000
Director


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         For this purpose "control" means: (i) the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company; (ii) the acknowledgment or assertion by either the controlled or controlling party of the existence of control; or (iii) an adjudication under the terms and conditions of the Investment Company Act of 1940 ("the Act"), which has become final, that control exists.

         No one person beneficially owned more than 25% of the Fund's outstanding shares at September 30, 1998. On that date, Mr. John L. Keeley, Jr. owned 257,319 shares, and his ownership represented 11.85% of the issued and outstanding shares of common stock of the Fund.

                               INVESTMENT ADVISER

         Keeley Asset Management Corp., organized in the State of Illinois on December 28, 1981, is the Fund's investment adviser (the "Adviser").
John L. Keeley, Jr. owns all of the stock of the Adviser. Under the Investment Advisory Agreement between the Adviser and the Fund, the Adviser is responsible for administering the Fund's affairs and supervising its investment program and must do so in accordance with applicable laws and regulations. The Adviser also furnishes the Fund's Board of Directors with periodic reports on the Fund's investment performance.

         The Investment Advisory Agreement was re-approved by the Board of Directors, including a majority of the Directors who are not parties to the Agreement, or interested persons of such parties, at a meeting held on November 10, 1998. The Agreement will continue in effect indefinitely, provided such continuance is approved annually by (i) the holders of a majority of the outstanding voting securities of the Fund or by the Board, and (ii) a majority of the Directors who are not parties to such Advisory Agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party. The Agreement may be terminated upon sixty days written notice by either party to the Agreement and will terminate automatically if assigned.

         For its services, the Adviser receives a monthly fee at an annual rate of 1% of the average daily net assets of the Fund. The Investment Advisory Agreement provides that the Adviser will waive a portion of its management fee, or reimburse the Fund, to the extent that its total annual operating expenses exceed 2.50%, exclusive of (i) taxes, (ii) interest charges, (iii) litigation and other extraordinary expenses, and (iv) brokers' commissions and other charges relating to the purchase and sale of the Fund's portfolio securities. The Investment Advisory Agreement also provides that the Adviser shall not be liable to the Fund or its shareholders from or as a consequence of any act or omission of the Adviser, or of any of the directors, officers, employees or agents of the Adviser, in connection with or pursuant to this Agreement, except by willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or by reason of reckless disregard by the Adviser of its obligations and duties under this Agreement. For the last three fiscal year periods (October 1 through September 30) the Adviser earned the following fees: 1998 - $308,025; 1997 - $142,919; 1996 - $50,569 (net of fee
waivers of $40,643).

ADMINISTRATIVE SERVICES

         Sunstone Financial Group, Inc., 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202, is the Fund's administrator. The Administrator oversees the Fund's Custodian, Transfer Agent and insurance relationships, prepares and files the Fund's Federal and state tax returns and required tax filings (other than those required to be made by the Fund's Custodian or Transfer Agent), participates in the preparation of the Fund's registration statement, proxy statements and reports, prepares state securities law compliance filings, compiles data for and prepares notices to the Securities and Exchange Commission, prepares annual and semi-annual reports to the Securities and Exchange Commission and current shareholders, monitors the Fund's expense accounts, the Fund's status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Fund's arrangements with respect to services provided pursuant to the Fund's Distribution Plan, compliance with the Fund's investment policies and restrictions and generally assists in the Fund's administrative operations.

         The Administrator, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement. For its services the Administrator receives a fee based upon the average daily net assets of the Fund. The fee is computed at the annual rate of 0.15% on the first $50 million of the Fund's average daily net assets, and 0.05% on the Fund's average daily net assets in excess of $50 million. The fee is computed daily and paid monthly. The minimum fee is $38,500 per year. Sunstone received fees of $45,896 from the Fund for the year ended September 30, 1998.

         The Administrator provides services to the Fund under an Administration Agreement which is renewable from year to year if the Fund's Board of Directors (including a majority of the Fund's disinterested Directors) approves the renewal. Either Sunstone or the Fund may terminate the Administrative Agreement on sixty (60) days written notice to either party. Amendments to the Administrative Agreement require the approval of the Fund's Board of Directors (including a majority of the Fund's disinterested Directors). The Administration Agreement cannot be assigned by the Fund or Sunstone without consent of the other party.


             CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

CUSTODIAN

         Firstar Bank Milwaukee, N.A.,(the "Custodian") 615 East Michigan Avenue, Milwaukee, Wisconsin 53201-0701, is the custodian for the Fund. As Custodian to the Fund it is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering against payment for securities sold, receiving and collecting income from investments, making all payments covering expenses of the Fund, and performing other administrative duties, all as directed by authorized persons of the Fund. The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Fund. The Fund has authorized the Custodian to deposit certain portfolio securities in central depository systems as permitted under federal law. The Fund may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

         Firstar Mutual Fund Services, LLC ("Firstar") acts as the Transfer and Dividend Disbursing Agent for the Fund. Firstar's principal business address is 615 East Michigan Avenue, Milwaukee, WI, 53201-0701. Firstar services include printing, postage, forms, stationary, record retention, mailing, insertion, programming, labels, shareholder lists, and proxy expenses. These fees and reimbursable expenses may be changed from time to time subject to mutual written agreement between Firstar and the Fund and with the approval of the Board of Directors.

         Under this Agreement, Firstar receives orders for the purchase of shares; processes purchase orders and issues the appropriate number of uncertificated shares; processes redemption requests; pays money in accordance with the instructions of redeeming shareholders; transfers shares; processes exchanges between funds within the same family of funds; transmits payments for dividends and distributions; maintains current shareholder records; files U.S. Treasury Department Form 1099s and other appropriate information required with respect to dividends and distributions for all shareholders; provides shareholder account information upon request; mails confirmations and statements of account to shareholders for all purchases, redemptions and other confirmable transactions as agreed upon with the Fund; and, monitors the total number of shares sold in each state.

                                 NET ASSET VALUE

         For purposes of computing the net asset value of a share of the Fund, securities listed on an exchange, or quoted on a national market system are valued at the last sales price at the time of valuation or lacking any reported sales on that day, at the most recent bid quotations. Securities traded on only the over-the-counter markets are valued on the basis of the closing over-the-counter bid prices when there is no last sale price available. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis.

         The Fund's net asset value will not be determined on any day on which the New York Stock Exchange is not open for trading. That Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

         The Fund has elected to be governed by Rule 18f-1 under the 1940 Act. As a result of this election, the Fund must redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one shareholder. Redemptions in excess of those above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution of Fund portfolio securities.

         Investments by corporations must include a certified copy of corporate resolutions indicating which officers are authorized to act on behalf of the account. Investments by trustees must include a copy of the title and signature page of the trust agreement and pages indicating who is authorized to act.

         On September 30, 1998, the net asset value per share of the Fund was calculated as follows:

         Net Assets         $39,746,837
                            ---------------   = $18.31 Net Asset Value Per Share
         Shares Outstanding   2,170,884


                       PURCHASES AND REDEMPTION OF SHARES

         For information on purchase and redemption of shares, see "How to buy, sell and exchange shares" in the Fund's Prospectus. The Fund may suspend the right of redemption of shares of the Fund for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closing or during which trading on the New York Stock Exchange is restricted;
(ii) when the Securities and Exchange Commission determines that a state of emergency exists which may make payment or transfer not reasonably practicable;
(iii) as the Securities and Exchange Commission may, by order, permit for the protection of the security holder of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares.

Sales at Net Asset Value

         Purchases of the Fund's shares at net asset value may be made by the following persons: (a) nondealer assisted (or assisted only by the Distributer) tax-exempt entities (including pension and profit sharing plans) whose minimum initial investment is $25,000 or more, (b) nondealer assisted (or assisted only by the Distributor) purchases by a bank or trust company in a single account where such bank or trust company is named as trustee and the minimum initial investment is over $25,000, (c) nondealer assisted (or assisted only by the Distributor) purchases by banks, insurance companies, insurance company separate accounts and other institutional purchasers, (d) a registered investment adviser purchasing shares on behalf of a client or on his or her own behalf through an intermediary service institution offering a separate and established program for registered investment advisers and notifying the Fund and its Distributor of such arrangement, (e) any current or retired Officer, Director or employee, or any member of the immediate family of such person, of the Fund, Adviser, Distributor or any affiliated company thereof, (f) the Fund's Adviser, Distributor (g) any employee benefit plan established for employees of the Adviser, Distributor, or its affiliates, (h) advisory clients of the Adviser,
(i) registered representatives and their spouses and minor children and employees of Selected Dealers, (j) for-fee clients of investment advisers registered under the Investment Advisers Act of 1940, who have for-fee clients with at least $25,000 of net asset value of shares in the Fund after giving effect to the purchase, and who have directed their for-fee clients to the Fund,
(k) shareholders of the Fund, solely with respect to their reinvestment of dividends and distributions from the Fund, (l) shares exchanged in accordance with the Fund's exchange privilege on which a sales charge has been paid in connection with the previous purchase of shares of the Fund (see "Exchange Privilege"), (m) employees, pension, profit sharing and retirement plans of the Administrator of the Fund, (n) consultants to the Adviser of the Fund, their employees and pension, profit sharing and retirement plans for those employees,
(o) pension, profit sharing and retirement plans for employees of Directors and employees of business entities owned and controlled by Directors of the Fund and
(p) sales to broker-dealers who conduct their business with their customers principally through the Internet and who do not have registered representatives who actively solicit those customers to purchase securities, including shares of the Fund; and (q) sales through a broker-dealer to its customer under an arrangement in which the customer pays the broker-dealer a fee based on the value of the account, in lieu of transaction based brokerage fees. In the opinion of the Fund's management, these sales will result in less selling effort and expense. In order to qualify for these waivers, sufficient information must be submitted at the time of purchase with the application to determine whether the account is entitled to the waiver of the sales charge.

                               EXCHANGE PRIVILEGE

         Investors may exchange shares of the Fund having a value of $250 or more for shares of the Firstar Money Market Fund (the "Money Market Fund") at their net asset value and at a later date exchange such shares and shares purchased with reinvested dividends for shares of the Fund at net asset value. An Investor is limited to 4 exchanges in each 12 month period. Investors who are interested in exercising the exchange privilege should first contact the Fund to obtain instructions and any necessary forms. The exchange privilege does not in any way constitute an offering or recommendation on the part of the Fund or the Adviser of an investment in the Money Market Fund. Any investor who considers making such an investment through the exchange privilege should obtain and review the prospectus of the Money Market Fund before exercising the exchange privilege.

         The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Money Market Fund or (ii) the proceeds from redemption of the shares of the Money Market Fund are not immediately reinvested in shares of the Fund. The exchange privilege may be terminated by the Fund at any time.

         For federal income tax purposes, a redemption of shares pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor's tax-cost basis of the shares redeemed. Such a redemption may also be taxed under state and local tax laws, which may differ from the Code.

                                    TAXATION

         The Fund intends to qualify annually and elects to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the "Code").

         To qualify as a regulated investment company, the Fund must, among other things: (i) derive in each taxable year at least ninety percent (90%) of its gross income from dividends, interest, payments with respect to securities loan, and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least fifty percent (50%) of the market value of the Fund's assets are represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than five percent (5%) of the value of the Fund's total assets and 10 percent (10%) of the outstanding voting securities of such issuer, and (b) not more than twenty-five percent (25%) of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities of the securities of other regulated investment companies); and (iii) distribute at least ninety percent (90%) of its net investment income (which includes dividends, interest, and net short-term capital gains in excess of and net long-term capital losses) each taxable year.

         As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its net investment income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its net investment income and any net capital gains. In addition, amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible four percent (4%) excise tax. To avoid the tax, the Fund must distribute during each calendar year, (i) at least ninety-eight percent (98%) of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least ninety-eight percent (98%) of its capital gains in excess of its capital losses for the twelve-month period ending October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make these distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it is declared by the Fund before December 31 of the year and paid by the Fund by January 31 of the following year. Such distribution will be taxable to shareholders in the year the distributions are declared, rather than the year in which the distributions are received.

         If the Fund fails to qualify as a regulated investment company under the Internal Revenue Code, its income will be subject to federal income tax, and dividends paid to shareholders will also be subject to federal income tax.

                             DISTRIBUTION OF SHARES

         Keeley Investment Corp., acts as the principal underwriter for the Fund under an Underwriting Agreement between it and the Fund. Keeley Investment Corp. is a registered broker-dealer under the Securities Act of 1934, member of the National Association of Securities Dealers, Inc. (NASD), the Securities Investor Protection Corporation (SIPC), and an affiliate of the Adviser.

         The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the shares of the Fund on a continuous basis and will receive commissions on such sales as described in the Prospectus under "How Shares are Purchased." The Distributor bears the costs of advertising and any other costs attributable to the distribution of the shares of the Fund. (A portion of these costs may be reimbursed by the Fund pursuant to the Fund's Distribution Plan (the "Plan") described below. The Distributor may receive brokerage commissions for executing portfolio transactions for the Fund. The Distributor may enter into sales agreements with other entities to assist in the distribution effort. Any compensation to these other entities will be paid by the Distributor from the proceeds of the sales charge. The Distributor may also compensate these entities out of the distribution fee received from the Fund. For the years ended September 30, 1998, 1997, and 1996 the Distributor received $565,499, $78,493, and $52,077 respectively, in front-end sales commissions and paid $358,754,$21,622 and $20,311, respectively, of such proceeds to dealers as sales concessions as described in the Prospectus.

                          RULE 12b-1 DISTRIBUTION PLAN

         The Fund adopted a Plan of Distribution pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "Plan"). The Plan was adopted in anticipation that the Fund will benefit from the Plan through increased sales of shares of the Fund thereby reducing the Fund's expense ratio and providing an asset size that allows the Adviser greater flexibility in management. The Plan may be terminated at any time by a vote of the Directors of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires the approval of the shareholders and the Board of Directors, including the Rule 12b-1 Directors.

         While the Plan is in effect, the selection and nomination of Directors who are not interested persons of the Fund will be committed to the discretion of the Directors of the Fund who are not interested persons of the Fund. The Board of Directors of the Fund must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the Adviser. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by a majority of the Directors, including the Rule 12b-1 Directors.

         For the years ended September 30, 1998, 1997 and 1996 the Distributor received $49,520, $25,674 and $18,354, respectively, under the Plan. During the same periods, the Fund paid an additional $27,486, $10,056 and $3,780, respectively, pursuant to the Plan, all of which represented compensation to dealers.

         Amounts paid under the Plan (which may not exceed a maximum monthly percentage of 1/12 of 0.25% (0.25% per annum) of the Fund's average daily net assets) are paid to the Distributor in connection with its services as distributor. Payments, if any, are made monthly and are based on reports submitted by the Distributor to the Fund which sets forth all amounts expended by the Distributor pursuant to the Plan. Under no circumstances will the Fund pay a fee, pursuant to the Plan, the effect of which would be to exceed the National Association of Securities Dealers' ("NASD") limitations on asset based compensation described below.

         The NASD has rules which may limit the extent to which the Fund may make payments under the Plan. Although the NASD's rules do not apply to the Fund directly, the rules apply to members of the NASD such as the Distributor and prohibit them from offering or selling shares of the Fund if the sale charges (including 12b-1 fees) imposed on such shares exceed the NASD's limitations.

         The rules impose two related limits on 12b-1 fees paid by investors: an annual limit and a rolling cap. The annual limit is 0.75% of assets (with an additional 0.25% permitted as a service fee). The rolling cap on the total of all sales charges (including front end charges, contingent deferred sales charges and asset based charges such as 12b-1 payments) is 6.25% of new sales (excluding sales resulting from the reinvestment of dividends and distributions) for funds that charge a service fee and 7.25% of new sales for funds that do not assess a service fee.

         Whether the rolling applicable maximum sales charge has been exceeded requires periodic calculations of the Fund's so-called "remaining amount." The remaining amount is the amount to which the Fund's total sales charges are subject for purposes of ensuring compliance with the NASD limits. The Fund's remaining amount is generally calculated by multiplying the Fund's new sales by its appropriate NASD maximum sales charge (6.25% or 7.25%). From this amount is subtracted the Fund's sales charges on the new sales and the 12b-1 payments accrued or paid over the period. The Fund's remaining amount increases with new sales of the Fund

(because the Fund's front-end sales charge is less than the applicable NASD maximum) and decreases as the 12b-1 charges are accrued. The NASD rules permit the remaining amount to be credited periodically with interest based on the rolling balance of the remaining amount. If the Fund's remaining amount reaches zero, it must stop accruing its 12b-1 charges until it has new sales that increase the remaining amount. The Fund's remaining amount may be depleted as a result of the payment of 12b-1 fees if, for example, the Fund experiences an extended period of time during which no new sales are made or during which new sales are made but in an amount insufficient to generate increases in the remaining amount to offset the accruing 12b-1 charges.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

PORTFOLIO TRANSACTIONS

         The Adviser has discretion to select brokers and dealers to execute portfolio transactions initiated by the Adviser and to select the markets in which such transactions are to be executed. The primary responsibility regarding portfolio transactions is to select the best combination of net price and execution for the Fund. When executing transactions for the Fund, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission. The Adviser will select the Distributor from time to time to execute portfolio transactions, subject to best price and execution. In any such transaction, the Distributor will charge commissions at a substantial discount from retail rates, regardless of the size of the transaction. Portfolio transactions executed by the Distributor will comply with all applicable provisions of Section 17(e) of the 1940 Act. Transactions of the Fund in the over-the-counter market may be executed with primary market makers acting as principal except where the Adviser believes that better prices and execution may be obtained elsewhere.

BROKERAGE

         In selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available, the Adviser is authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations, specifically the quotations necessary to determine the Fund's asset value, and other information provided to the Fund or the Adviser. The Adviser is also authorized to cause the Fund to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Adviser exercises investment discretion. It is possible that certain of the services received by the Adviser attributable to a particular transaction will benefit one or more other accounts for which the Adviser has investment discretion. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under management of the Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.

         In valuing research services, the Adviser makes a judgment of the usefulness of research and other information provided by a broker to the Adviser in managing the Fund's investment portfolio. In some cases, the information, (e.g., data or recommendations concerning particular securities) relates to the specific transaction placed with the broker but for greater part the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects, useful to the Adviser in advising the Fund.

         The Adviser is the principal source of information and advice to the Fund and is responsible for making and initiating the execution of investment decisions by the Fund. However, the Board of Directors of the Fund recognizes that it is important for the Adviser, in performing its responsibilities to the Fund, to continue to receive the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Fund to take into account the value of the information received for use in advising the Fund. The extent, if any, to which the obtaining of such information may reduce the expenses of the Adviser in providing management services to the Fund is not determinable. In addition, the Board of Directors understands that other clients of the Adviser might also benefit from the information obtained for the Fund, in the same manner that the Fund might also benefit from the information obtained by the Adviser in performing services for others.

         Although investment decisions for the Fund are made independently from those for other investment advisory clients of the Adviser, the same investment decision may be made for both the Fund and one or more other advisory clients. If both the Fund and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.

         For the years ended September 30, 1998 and 1996, the Fund paid to brokers, other than the Distributor, brokerage commissions totaling $2,210 and $860, respectively, on transactions having a total market value of $690,750 and $275,750, respectively. All of such brokers provided research services. No such fees were paid by the Fund for the year ended September 30, 1997. For the years ended September 30, 1998, 1997 and 1996 the Fund paid the Distributor brokerage commissions of $92,801, $29,580 and $25,755, respectively, on transactions involving the payment of commissions having a total market value of $29,236,359, $9,278,125 and $8,491,525, respectively. Of the brokerage commissions paid by the Fund for the years ended September 30, 1998, 1997 and 1996, 98%, 100% and 97%, respectively, were paid to the Distributor and such commissions paid to the Distributor were paid in connection with transactions involving securities having a market value equal to 98%, 100% and 97%, respectively, of the total market value of securities on which the Fund paid commissions. The above does not include principal transactions when the Fund purchases securities directly from NASD marketmakers on a principal basis.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

         The Articles of Incorporation do not require that the Fund hold annual or regular shareholder meetings. Meetings of the shareholders may be called by the Board of Directors and held at such times the Directors, from time to time determine, for the purpose of the election of Directors or such other purposes as may be specified by the Directors.

REMOVAL OF DIRECTORS BY SHAREHOLDERS

         The Fund's By-Laws contain procedures for the removal of Directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes then entitled to vote at an election of Directors, remove any Director or Directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors.

         Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all of the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Fund's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either; (i) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Fund; or (ii) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

         If the Secretary elects to follow the course specified in clause (ii) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission (the "SEC"), together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

         After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                            INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, Milwaukee, Wisconsin, audits and reports on the Fund's annual financial statements, reviews certain regulatory reports, reviews the Fund's income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

                        FINANCIAL STATEMENTS AND REPORTS

         The audited Financial Statements and accompanying Report of Independent Accountants, PricewaterhouseCoopers LLP, Milwaukee, Wisconsin, as of the fiscal year ended September 30, 1998, are incorporated herein by reference to the Funds's Annual Report to Shareholders filed with the U.S. Securities and Exchange Commission on November 23, 1998. No other portion of the Annual Report is so incorporated. Please call 1-888-933-5391 to obtain a copy of the most recent Annual Report of the Fund at no charge.

                                   APPENDIX A


                           DESCRIPTION OF BOND RATINGS

Ratings of a rating service represent the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security. It does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the rating characteristics used by Moody's Investors Services, Inc. ("Moody's") and Standard and Poor's Ratings Group ("Standard and Poors").

RATINGS BY MOODY'S

Aaa - Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they compose what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa bonds.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

RATINGS BY STANDARD AND POORS

AAA - Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                     PART C

                               OTHER INFORMATION


ITEM 22.  FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------
     (a)  FINANCIAL STATEMENTS:
          --------------------
          Contained in Part A:
          Financial Highlights for each year since commencement of operations of the Fund on October 1, 1993 through the period ending September 30, 1998.

          Contained in Part B:
          The financial statements are incorporated by reference into Part B from Registrants Annual Report to Shareholders filed November 23, 1998.


     ITEM 23.  EXHIBITS
          --------



        (a) Articles of Incorporation of KEELEY Small Cap Value Fund, Inc. dated May 14, 1993, filed as an exhibit to Post-Effective Amendment No. 4 to Form N-1A on January 28, 1997, File No. 33-63562, and incorporated herein by reference.

        (b) Amended Bylaws of KEELEY Small Cap Value Fund, Inc., dated December 2, 1996, filed as an Exhibit to Post-Effective Amendment No. 4 to form N-1A on January 28, 1997, File No. 33-63562, and incorporated herein by reference.

        (d) Investment Advisory Agreement by and between KEELEY Small Cap Value Fund, Inc. and Keeley Asset Management Corp., dated June 8, 1993, filed as an Exhibit to Post-Effective Amendment No. 4 to Form N-1A on January 28, 1997, File No. 33-63562, and incorporated herein by reference.

        (e)-1 Underwriting Agreement by and between KEELEY Small Cap Value Fund, Inc. and Keeley Investment Corp., dated September 8, 1993, filed as an Exhibit to Post-Effective Amendment No. 4 to Form N-1A, on January 28, 1997, File No. 33-63562, and incorporated herein by reference.

        (e)-2 Form of Broker/Dealer Agreement by and between Keeley Asset Management Corp. and selected Broker/Dealers, filed as an Exhibit to Post-Effective Amendment No. 4 to Form N-1A on January 28,

              1997, file No. 33-63562, and incorporated herein by reference.

       (g)-1 Custodian Agreement by and between KEELEY Small Cap Value Fund, Inc. and First Wisconsin Trust Company, dated September 8, 1993, filed as an Exhibit to Post Effective Amendment No.4 to Form N-1A, on January 28, 1997, File No. 33-63562, and incorporated herein by reference.

       (g)-2 Amended Custodian Agreement by and between KEELEY Small Cap Value Fund, Inc. and Firstar Trust Company (f/k/a first Wisconsin Trust Company), amended as of November 14, 1997, filed as an Exhibit to Post-Effective Amendment No. 5 to Form N-1A, on January 28, 1998, File No. 33-63562, and incorporated herein by reference.

       (g)-3 Addendum to Amended Custodian Agreement by and between KEELEY Small Cap Value Fund, Inc. and Firstar Bank Milwaukee, N.A. (f/k/a Firstar Trust Company), dated September 30, 1998, filed as an Exhibit hereto.

       (h)-1 Fund Accounting Servicing Agreement by and between KEELEY Small Cap Value Fund, Inc. and Firstar Trust Company, dated September 8, 1993, filed as an Exhibit to Post-Effective Amendment No. 4 to Form N-1A, on January 28, 1997, file No. 33-63562, and incorporated herein by reference.

       (h)-2 Transfer Agent Agreement by and between KEELEY Small Cap Value Fund, Inc. and Firstar Trust Company dated September 8, 1993, filed as an exhibit to Post-Effective Amendment No. 4 to Form N-1A, on January 28, 1997, File No. 33-63562, and incorporated herein by reference.

       (h)-2 Administration Agreement by and between KEELEY Small Cap Value Fund and Sunstone Financial Group, Inc. dated September 8, 1993, filed as an Exhibit to Post-Effective Amendment No. 4 to Form N-1A, on January 28, 1997, file No. 33-63562, and incorporated herein by reference.

       (h)-3 Amended and Restated Administration Agreement by and between KEELEY Small Cap Value Fund and Sunstone Financial Group,
              Inc. dated August 12, 1997, filed as an Exhibit to Post-Effective Amendment No. 5 to Form N-1A, on January 28, 1998, File
              No. 33-63562, and incorporated herein by reference.

       (h)-4 Distribution and Servicing Agreement by and between KEELEY Small Cap Value Fund and Portico Funds, Inc. dated October 1, 1993, Filed as an Exhibit to Post-Effective Amendment No. 5 to Form N-1A, on January 28, 1998, File No. 33-63562, and incorporated herein by reference.

         (h)-5 Addendum to Fund Accounting Servicing Agreement by and between KEELEY Small Cap Value Fund, Inc. and Firstar Mutual Fund Services, LLC (f/k/a Firstar Trust Company), dated September 30, 1998, filed as an Exhibit hereto.


         (h)-6 Addendum to Transfer Agent Agreement by and between KEELEY Small Cap Value Fund, Inc. and Firstar Mutual Fund Services, LLC (f/k/a Firstar Trust Company), dated September 30, 1998, filed as an Exhibit hereto.

         (i) Opinion and Consent of Schwartz & Freeman, filed as an Exhibit to Post-Effective Amendment No. 4, to Form N-1A, on January 28, 1997, File No. 33-63562, and incorporated herein by reference.


         (j) Consent of PricewaterhouseCoopers LLP dated November 25, 1998, filed as an Exhibit hereto.

         (l) Subscription Agreement by and between John L. Keeley, Jr. and KEELEY Small Cap Value Fund, Inc., dated August 31, 1993, filed as an Exhibit to Post-Effective Amendment No. 4, to Form N-1A, on January 28, 1997, File No. 33-63562, and incorporated herein by reference.

        (m)-1 Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 by and between KEELEY Small Cap Value Fund, Inc. and Keeley Investment Corp., adopted on September 8, 1993, filed as an Exhibit to Post-Effective Amendment No. 4 to Form N-1A, on January 28, 1997, and incorporated herein by reference.

        (m)-2 Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 by and between Keeley Asset Management and Portico Funds, Inc. adopted on October 1, 1993, filed as an Exhibit hereto.

        (p)-1 Power of Attorney dated December 8, 1997, filed as an Exhibit to Post-Effective Amendment No. 5 to Form N-1A, on January 28, 1998, File No. 33-63562, and incorporated herein by reference.

        (p)-2 Power of Attorney, dated December 24, 1997, filed as an Exhibit to Post-Effective Amendment No. 5 to Form N-1A, on January 28, 1998, File No. 33-63562, and incorporated herein by reference.

        (p)-3 Power of Attorney dated January 15, 1998, filed as an Exhibit to Post-Effective Amendment No. 5 to Form N-1A, on January 28, 1998, File No. 33-63562, and incorporated herein by reference.

         (n) Financial Data Schedules of KEELEY Small Cap Value Fund, Inc., filed hereto electronically as Exhibit 27 pursuant to Rule 401 of Regulation S-T.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
          -------------------------------------------------------------

          None


ITEM 25.  INDEMNIFICATION
          ---------------

          Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers under specified circumstances. Article Tenth of the Charter of the registrant provides in effect that the registrant shall provide certain indemnification of its directors and officers. In accordance with section 17(h) of the Investment Company Act, this provision of the charter shall not protect any person against any liability to the registrant or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
----------------------------------------------------


(a) The directors and officers of the Adviser, Keeley Asset Management Corp., and their business and other connections during the past two years are as follows:

Name of Individual          Business and Other Connections

John L. Keeley, Jr.         Director, President and Vice President/Treasurer of
                            Keeley Asset Management Corp.; Director, President and Treasurer of Keeley Investment Corp.

Barbara G. Keeley           Vice President/Assistant Secretary of Keeley Asset
                            Management Corp.; Director and Assistant Secretary of Keeley Investment Corp.


Mark E. Zahorik             Vice President of Keeley Asset Management Corp. and
                            Keeley Investment Corp.


Mary A. Ferrari             Secretary of Keeley Asset Management Corp. and
                            Keeley Investment Corp.


Emily Viehweg               Assistant Treasurer of Keeley Asset Management Corp.
                            and Keeley Investment Corp.

ITEM 27.  PRINCIPAL UNDERWRITERS
             ----------------------

          (a) Keeley Investment Corp. serves as the Fund's Distributor.

          (b) The Directors and Officers of Keeley Investment Corp. are as follows:



Name                        Position and Offices with Keeley Investment Corp.
       Position and Offices with
Fund

John L. Keeley, Jr.         Director, President and Treasurer          Director and President
Barbara G. Keeley           Director and Assistant Secretary           None
Mark E. Zahorik             Vice President                             Same
W. Terry Long               Vice President                             None
Christopher L. Keeley       Assistant Vice President                   None
Mary A. Ferrari             Secretary                                  Same
Emily Viehweg               Assistant Treasurer                        Treasurer

           The principal address of each of the foregoing Directors and Officers is: 401 South LaSalle Street, Suite 1201, Chicago, Illinois 60605.

          (c) None

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS
             --------------------------------

          The account books and other documents required to be maintained by Registrant pursuant to Investment Company Act of 1940, Section 31(a), et seq., and Rules thereunder will be maintained by Registrant at 401 South LaSalle Street, Suite 1201, Chicago, Illinois 60605; Registrant's Custodian, Transfer Agent, and Accounting Services Agent, Firstar Trust Company, 615 East Michigan Avenue, Milwaukee, Wisconsin, 53201-0701; and Registrant's Administrator, Sunstone Financial Group, Inc., 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin, 53202.

ITEM 29.  MANAGEMENT SERVICES
             -------------------

          None


ITEM 32.  UNDERTAKINGS - Not applicable



                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Chicago, and State of Illinois on the 25th day of November, 1998.


                                       KEELEY SMALL CAP VALUE FUND, INC.


                                       By:  /s/ JOHN L. KEELEY, JR.
                                       ----------------------------
                                       John L. Keeley, Jr., President

           Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Name                                     Date             Title

 /s/Michael D. O'Brien                                   Director
-----------------------------      -----------------
    Michael D. O'Brien(1)


 /s/John F. Lesch                                        Director
-----------------------------      -----------------
    John F. Lesch(2)


 /s/John G. Kyle                                         Director
-----------------------------      -----------------
    John G. Kyle(3)


 /s/Elwood P. Walmsley                                   Director
-----------------------------      -----------------
    Elwood P. Walmsley(3)


 /s/John L. Keeley, Jr.                                  Director, President
-----------------------------      -----------------     (principal executive
    John L. Keeley, Jr.                                  and financial officer)

(1) Pursuant to Power of Attorney Executed on January 15, 1998
(2) Pursuant to Power of Attorney Executed on December 24, 1997
(3) Pursuant to Power of Attorney Dated December 8, 1997